CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Construction work in progress	$ 707,257	$ 1,282,463	$ 628,387
Current assets:
Allowance for doubtful accounts	$ (7,689)	$ (8,495)	$ (9,784)
Common shareholder's equity:
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	1,000	1,000
Common stock, shares outstanding (in shares)	200	200